Exhibit 10.38

April 30, 2009
ONE YEAR TERM EXTENSION TO THE
EMPLOYMENT AGREEMENT OF AUGUST 1, 2004

By and between Siberian Energy Group Inc., a Nevada corporation (the “Company”), and David Zaikin (“Employee”) entered into this 30th day of April, 2009, and made effective as of January 1, 2009.

WHEREAS the Company and the Employee previously signed the Employment Agreement, which stated the term of employment to start on August 1, 2004 and to end on December 31, 2008 (the “Agreement”, a copy of which is attached hereto as Exhibit A);

AND WHEREAS the Company and the Employee wish to further extend the term of the employment agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH, that the Company and the Employee agree as follows:

Point 4 “Term” of the employment Agreement to be revised and the term of the Agreement to be extended until December 31, 2009 (the “Extended Term”).

Point 5.1 “Compensation” of the employment Agreement to be revised and annual salary of the Employee to be stated as US$180,000.

Point 6 “Stock Option” of the employment Agreement is to be removed and a new Stock Option agreement, attached hereto as Exhibit B, is to be entered into between the Company and the Employee.

All other provisions of the Employment Agreement dated August 1, 2004 shall remain in full force and effect until the expiration of the Extended Term.

IN WITNESS WHEREOF, the parties have caused this agreement to be executed the day and year first above written.

EMPLOYEE	COMPANY

/s/ David Zaikin	/s/ Elena Pochapski
David Zaikin,	Elena Pochapski,
XX XXXXXXXXXXX XXX,	CFO
XXXXXXXXX, XX, XXX XXX	Siberian Energy Group Inc.
XXXXXX